UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 7, 2018

MOELIS & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-36418	46-4500216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, 5th Floor
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 883-3800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

On June 7, 2018, the Company held its annual meeting of stockholders.  At the meeting, stockholders voted on proposals (1) to elect eight directors to the Company’s board of directors; (2) to approve, on an advisory basis, the compensation of the Company’s named executive officers, (3) to approve, on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers and (4) to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.   Following is the final tabulation of votes cast at the meeting.

Proposal 1: Election of Directors

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Kenneth Moelis	169,193,342	16,710,577	2,828,168
Navid Mahmoodzadegan	167,166,733	18,737,186	2,828,168
Jeffrey Raich	167,192,880	18,711,039	2,828,168
Eric Cantor	166,898,828	19,005,091	2,828,168
J. Richard Leaman III	166,900,628	19,003,291	2,828,168
John A. Allison IV	185,342,193	561,726	2,828,168
Dr. Yvonne Greenstreet	181,720,151	4,183,768	2,828,168
Kenneth L. Shropshire	184,806,175	1,097,744	2,828,168

Proposal 2

The non-binding, advisory vote on executive compensation (“say-on-pay”) was approved, on an advisory basis, based upon the following final tabulation of votes:

For	184,398,103
Against	1,478,957
Abstain	26,859
Broker non-votes	2,828,168

Proposal 3

The non-binding, advisory vote on the frequency of future say-on-pay votes received the following votes:

One Year	185,449,803
Two Years	17,930
Three Years	416,816
Abstain	19,370
Broker non-votes	2,828,168

Proposal 4

The appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2018 was ratified, based upon the following final tabulation of votes:

For	187,917,181
Against	806,826
Abstain	8,080
Broker non-votes	0

The Company’s Board of Directors considered the results of the vote on the frequency of future say-on-pay votes, and determined that the Company will hold a say-on-pay vote on an annual basis. The Board will reevaluate this determination after the next non-binding advisory vote on the frequency of future say-on-pay votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOELIS & COMPANY

By:	/s/ Osamu Watanabe
Name: Osamu Watanabe
Title: General Counsel and Secretary

Date: June 7, 2018